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                                                                      EXHIBIT 23
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

To Gensym Corporation:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements (File Numbers: 333-03855, 333-03857, 333-03861, 333-
03863, 333-29707, 333-53455, 333-38464, 333-38488 and 333-68252).

                                         /s/ ARTHUR ANDERSEN LLP
                                         -----------------------------------
                                         Arthur Andersen LLP

Boston, Massachusetts
October 15, 2001